UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2007

CAPITAL RESOURCE FUNDING, INC.
(Exact name of registrant as specified in its charter)

North Carolina	333-118259	54-2142880
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1 HUTAN STREET, ZHONGSHAN DISTRICT
DALIAN, P. R. CHINA
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

N/A
(Zip Code)

(86411) 8289-7752
Registrant's telephone number, including area code

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

                On July 23, 2007, Capital Resource Funding, Inc. (the “Registrant”) issued the press release attached hereto as Exhibit 99.1. This press release is incorporated by reference herein and furnished pursuant to Item 7.01 of Form 8-K.

                The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number

99.1	Press release, dated July 23, 2007, issued by Capital Resource Funding, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2007

CAPITAL RESOURCE FUNDING, INC. By: /s/ Bin Wang Name: Bin Wang Title: President, Chairman and Chief Executive Officer

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